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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 7, 2003
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                                WorldCom, Inc.

              (Exact Name of Registrant as Specified in Charter)

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             Georgia                       0-11258             58-1521612
 (State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
          Incorporation                                    Identification No.)


 22001 Loudoun County Parkway, Ashburn, Virginia               20147
    (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code: (703) 886-5600
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Item 5.  Other Events.

         On July 7, 2003, WorldCom, Inc., d/b/a MCI (the "Company") issued a press release announcing that the Company had received U.S. District Court approval for its amended proposed settlement with the U.S. Securities and Exchange Commission. The settlement calls for a civil penalty to the Company of $2.25 billion to be satisfied by a $500 million cash payment and $250 million in common stock to shareholders and bondholders upon emergence from Chapter 11 protection. The proposed settlement must also be approved by the U.S. Bankruptcy Court for the Southern District of New York. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Exhibit No.           Description of Exhibit
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                 99.1              Press Release dated July 7, 2003












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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WORLDCOM, INC.
                               (Registrant)


                               By:   /s/ Paul M. Eskildsen
                                   -------------------------------
                               Name:     Paul M. Eskildsen
                               Title:    Acting General Counsel and Secretary

Dated:  July 8, 2003


































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                                 EXHIBIT INDEX

   Exhibit No.              Description
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       99.1         Press Release dated July 7, 2003






























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